Exhibit 23



               CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
National Patent Development Corporation

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading
"Experts" in the Prospectus.

                                   KPMG Peat Marwick, LLP




New York, New York
January 30, 1997